Common Stock (Tables)	12 Months Ended
Dec. 31, 2019
Common Stock
Common Stock
Authorized: Unlimited number of non-par value common shares.

	2019		2018
Issued and outstanding:	millions of shares	millions of Canadian dollars	millions of shares	millions of Canadian dollars
Balance, December 31, 2018	234.12	$5,816	228.77	$5,601
Conversion of Convertible Debentures	0.03	1	0.01	-
Issuance of common stock (1)	1.77	99	0.45	22
Issued under Purchase Plans at market rate	3.99	202	4.87	200
Discount on shares purchased under Dividend Reinvestment Plan	-	(7)	-	(9)
Options exercised under senior management share option plan	2.57	104	0.02	1
Employee Share Purchase Plan	-	1	-	1
Balance, December 31, 2019	242.48	$6,216	234.12	$5,816
(1) As at December 31, 2019 a total of 1.77 million common shares have been issued through Emera's at-the-market equity program ("ATM Program") at an average price of $56.56 per share for gross proceeds of $100 million ($98.7 million net of issuance costs).